1 Alpha Natural Resources European Investor Presentation August 5, 2013 Alpha Natural Resources Tuohy Brothers’ 4th Annual Energy Conference

2 Forward-Looking Statements Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law. Third Party Information This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances.

3 • Leading US supplier and exporter of metallurgical coal with expertise in blending and optimization Globally  # 3 in metallurgical coal by shipment volume Exports  $2.9 billion or 42% of total revenues in 2012 • One of the most regionally diversified producers in the US • More export terminal capacity than any other US producer: 25-30 million tons • Approximately $1.9 billion in total liquidity as of June 30, 2013 • Focus on operational optimization, cost control, consistent execution and financial flexibility Leading U.S. Producer with Global Reach Alpha Natural Resources Highlights

4 Alpha Natural Resources European Investor Presentation Alpha Natural Resources Overview Strategy to Create an Industry Leader

5 Focus on Three-Pronged Strategy Focus on Maximizing Shareholder Value Create durable, sustainable steam coal portfolio Support and augment metallurgical coal franchise Address non- strategic operations

6 Strategic Repositioning: Decisive Action Adjusted production and shipments in response to current market & pricing environment  Expecting 2013 shipment volumes of approximately 83-91mm tons* Implemented cost containment initiatives throughout company  Strategic repositioning announced in September 2012 and substantially completed 1Q13  Reducing overhead expenses ~ $150+mm annually by streamlining field operations & corporate functions, including at least $100mm in cost of coal sales & $50mm in SG&A  Continuing to selectively adjust operations as market conditions warrant Reduced capital expenditures to enhance cash flows  2013 capex guidance (capex + LBA expense) of $275mm - $325mm* compared with $498mm in 2012 * Based on August 2, 2013 guidance.

7 Leading Global Supplier Belgium Brazil Romania Canada France Egypt Sweden Netherlands Ukraine Spain Turkey United Kingdom Sandusky, OH Conneaut, OH Newport News, VA Lambert’s Point/Norfolk, VA Baltimore, MD Ashtabula, OH Russia New Orleans, LA Argentina Mexico Finland India Japan South Africa China Austria Italy Poland Hungary Germany Europe: 8.8mm tons South America: 1.5mm tons Asia: 5.2mm tons Africa/Middle East: 3.8mm tons South Korea 2012 Total Alpha shipments: 109 million tons 2012 Export Shipments: 21.3mm tons Total 15.4mm tons Met 5.9mm tons Steam Customers on 5 continents Canada/Mexico: 2.0mm tons Note: All amounts represent full year 2012 shipments

8 Logistics Flexibility Through Port Diversity Total Port Capacity ~ 25 – 30mm tons U.S. East Coast  Dominion Terminal Associates - Virginia Alpha owns 41% share  Norfolk Southern’s Lamberts Point Terminal - Virginia Alpha is largest shipper  Pier IX Terminal - Virginia Alpha gained position with Massey acquisition  CSX Curtis Bay Piers (formerly Chesapeake) Terminal - Maryland Other  U.S. Gulf Coast – both land-based terminals and midstream loading capabilities  Great Lakes ports

9 Operational Diversification Western Coal Operations – 2012 47 million tons thermal Eastern Coal Operations – 2012 42 million tons thermal 20 million tons met Total Mines: 91* Underground 66; Surface 25 Prep Plants: 25* * As of 3/31/13.

10 Operational Diversification * As of December 31, 2012 Eastern Steam 46% PRB 10% Metallurgical 44% 2012 Coal Revenue Mix Total $6.0B Eastern Steam 2.3B tons 51% Metallurgical 1.5B Tons 33% PRB 0.7B tons 16% Coal Reserve Breakdown* Total 4.5B tons  One of the strongest reserve positions in the industry with ~ 4.5 billion tons, including 1.5 billion tons of metallurgical coal  Well balanced product mix with 44% of 2012 coal revenues from metallurgical coal and 56% from thermal coal

# Multiple Organic Met Coal Opportunities

Alpha Natural Resources

**Deep Mine #41 – S. CAPP**
- **Reserve – 64MT**
- **Production cap. – 1.7-1.8mm/yr.**
- **Mine life – 35+ years**
- **Capex – $45-50 million**

**Marianna – Central CAPP**
- Reserve – 18MT
- Production cap. – 1mm/yr.
- Mine life – 15+ years
- Capex – ~ $200 million



PENNSYLVANIA
OHIO
WEST VIRGINIA
VIRGINIA
Freeport Mine
Cresson Mine
Workman Creek
Marianna
Deep Mine 41

**Cresson - AMFIRE**
- Reserve – 25MT
- Production cap. – 600-750K/yr.
- Mine life – 30+ years
- Capex – $15-20 million

**Freeport – PA Services**
- Reserve – 68MT
- Production cap. – 3mm/yr.
- Mine life – 20+ years
- Capex – $350+ million

**Workman Creek – N. CAPP**
- Reserve – 42MT (Beckley Seam)
- Production cap. – 500-750k/yr.
- Mine life – 50+ years
- Capex – TBD

11

12 Alpha Natural Resources European Investor Presentation Market Overview BRICS Drive Global Growth

13 Asia Drives Thermal Demand Sources: IEA World Energy Outlook 2011, New Policies Scenario; IEA Coal Information 2011; Internal Analysis 2009 2015 2020 India 6.2% CAGR 5.2% CAGR 2009 2015 2020 China 4.4% CAGR 6.2% CAGR 0 5,000 10,000 15,000 20,000 25,000 30,000 2009 2015 2020 El ec tri c Ge n er at io n ( T W h ) World 3.0% CAGR (2009-2020) 2.7% CAGR (2009-2020) 5.4B 6.7B 7.2B Thermal Coal (tons) 2.9% CAGR 2.4% CAGR 2009 2015 2020 Other Asia

14 0 100 200 300 400 500 600 Total Seaborne Demand M ill io n T o n n e s - 15% Developed World Developing World + 44% BRIC Nations Dominate Growth Steel use in 2012 compared with 2007 Sources: Wood Mackenzie, EIA, IMF, US Census Bureau, WSA Developing Nations Need Met Coal Forecast Historical

# Global Met Cutbacks May Increase

Alpha Natural Resources

## Announced Global Met Coal Reductions

| Producer | Location |
| --- | --- |
| Alpha Natural Resources | U.S. - Appalachia |
| ArchCoal | U.S. - Appalachia |
| Anglo American | Australia |
| bhpbilliton | Australia |
| CONSOL ENERGY America's On Switch. | U.S. - Appalachia |
| PATRIOT COAL | U.S. - Appalachia |
| Severstal | U.S. - Appalachia |
| SouthGobi Resources | Mongolia |
| TRINITY COAL | U.S. - Appalachia |
| WALTER ENERGY | United Kingdom |
| Xinergy | U.S. - Appalachia |

~30 million tonnes

- The global metallurgical coal market weakened throughout 2012 and 1H13
  - Q3 benchmark of $145/tonne FOBT compares with $172/tonne for Q2 and $165/tonne for Q1
  - Current spot prices reportedly ~$130-135/tonne
- Producers in most major production regions, including the U.S., Canada and Australia, announced production cutbacks of ~40+MTs by since 2012, more than 10% of the seaborne market
- Additional cutbacks continue to be announced due to recent deterioration in pricing driven by increasing Australian supply and weak global economic conditions

Sources: Company announcements, internal analysis

15

# U.S. Steam Mixed; CAPP Issues Persist

Alpha Natural Resources

- Reduced coal production and increased burn lead to lower utility inventories
  - YTD U.S. coal production is down 5.7%
  - Coal is ~38% of generation today, up from low 30%s in 2Q12 due to higher NG prices
  - EIA now forecasts YE13 inventories of 170MTs, the lowest level since 2008
  - Overall inventories are lower, but regional differences continue
    - NAPP inventory slightly below normal with 65 days of burn at the end of June
    - PRB inventory slightly below normal with 67 days of burn at the end of June
    - CAPP inventory remains highly elevated at 134 days at the end of June

## Central Appalachian Steam Challenges

| Structural | Cyclical |
|---|---|
| • Regulation<br>• Permitting<br>• High operating costs<br>• Deteriorating geology<br>• Plant retirements | • Competition from low-priced natural gas and other coal basins<br>• Access to export markets<br>• High inventory levels |

Sources: Energy Ventures Analysis; EIA

16

17 Regulation Causing Coal Unit Retirements • 28 States • 32,805 MW • 212 Units Source: ACCCE as of September, 2012 – Announced retirements or conversions MA 3 MD 2 NJ 2 22 14 16 17 18 30 17 6 1 3 4 2 3 2 4 1 6 4 12 7 11 1 MACT NSPS CSAPR 1 2 1  U.S. domestic thermal market remains challenged with announcements of retirements/conversions of coal fired power plants in 28 states  Disproportionately impacting Eastern U.S. and CAPP thermal  More than 200 coal fired units primarily in Eastern US totaling more than 32GW

18 Alpha Natural Resources European Investor Presentation Financial Overview Resources to Enhance Shareholder Value

19 Note: Adjusted EBITDA from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31, 2009 forward; and 2011 includes Massey starting June 1, 2011. Capex includes Federal Lease-by Application (LBA) annual bonus bid payments for our PRB mines of $36 million for years 2008 through 2010, $65 million for 2011 and $96 million for 2012, which included approximately $18 million in payments arising from an exchange of LBA’s. FCF (Free Cash Flow) is a non-GAAP measure defined as operating cash flow, less capex (capex includes LBA payments) ANR: Historical Financial Results • Continue aggressive capex, SG&A and operating cost control • 2012 FCF impacted by litigation related disbursements & markets • Historically, ANR generated positive FCF each year since going public (2005-2012) • In light of market headwinds and negative FCF in 1H13, near-term objective is maintaining financial flexibility and preserving liquidity $263 $319 $301 $331 $339 $345 $593 $498 $71 $117 $166 $361 $156 $349 $93 $20 $- $200 $400 $600 $800 2005 2006 2007 2008 2009 2010 2011 2012 Free Cash Flow Alpha Pro Forma Capex Alpha Pro Forma FCF $1,878 $2,469 $2,496 $3,917 $7,108 $6,975 $234 $394 $541 $796 $1,221 $793 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2007 2008 2009 2010 2011 2012 Revenue and Adjusted EBITDA Revenue Adjusted EBITDA

20 Liquidity & Debt Profile Maturity 6/30/13, updated for recent activity June, 2016 0 May, 2020 625 April, 2015 107 August, 2015 310 December, 2017 345 June, 2019 800 June, 2021 700 April, 2018 500 Various 91 Total Long-term Debt 3,478 981 1,100 -151 Total Potential Liquidity 1,930 ($ millions) $1,100mm Revolving Credit Facility Term Loan B 2.375% Convertible Notes 3.25% Convertible Notes Less: Letters of Credit Outstanding 3.75% Convertible Notes 6.25% Senior Notes (B+/B2) 9.75% Senior Notes (B+/B2) Capital Leases Liquidity and Credit Statistics Cash & Equivalents and marketable securities Revolver 6.0% Senior Notes (B+/B2)

21  Leading global met producer with consistent performance enhanced by product and regional diversification o #3 globally in metallurgical coal  More export capacity than any other US producer allows Alpha to take advantage of growing seaborne demand  Prudent capital expenditure management with long-term focus on free cash flow generation  Near-term focus on operational optimization, cost control, consistent execution and financial flexibility  Well positioned to take advantage of improvements in markets for metallurgical and thermal coals Well-Positioned for Future Growth

22 www.alphanr.com Appendices

23 Reconciliation Use of Non-GAAP Measures In addition to the results prepared in accordance with generally accepted accounting principles in the United States (GAAP) provided throughout this press release, Alpha has presented the following non-GAAP financial measures, which management uses to gauge operating performance: EBITDA, adjusted EBITDA, adjusted net income (loss), adjusted diluted earnings (loss) per common share, adjusted cost of coal sales per ton, adjusted coal margin per ton and adjusted weighted average coal margin per ton. These non-GAAP financial measures exclude various items detailed in the attached “Reconciliation of EBITDA and Adjusted EBITDA to Net Income (Loss)” and “Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss).” Alpha has also presented free cash flow, which is a non-GAAP measure defined as net cash provided by operating activities, less capital expenditures and annual lease-by-application bonus bid payments. The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends. These measures are not intended to replace financial performance measures determined in accordance with GAAP. Rather, they are presented as supplemental measures of the Company’s performance that management believes are useful to securities analysts, investors and others in assessing the Company’s performance over time. Moreover, these measures are not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. A reconciliation of each of these measures to its most directly comparable GAAP measure is provided in the tables below.

24 Reconciliation Guidance (in millions, except per ton and percentage amounts) 2013 Average per Ton Sales Realization on Committed and Priced Coal Shipments1,2,3 West $12.64 Eastern Steam $62.66 Eastern Metallurgical $102.20 Coal Shipments (tons)3,4,5 83 – 91 West 37 – 40 Eastern Steam 27 – 30 Eastern Metallurgical 19 – 21 Committed and Priced (%)3,6 97% West 100% Eastern Steam 98% Eastern Metallurgical 88% Committed and Unpriced (%)3,6,7 2% West 0% Eastern Steam 0% Eastern Metallurgical 7% West – Adjusted Cost of Coal Sales per Ton $10.00 – $10.50 East – Adjusted Cost of Coal Sales per Ton $72.00 – $76.00 Selling, General & Administrative Expense $140 – $160 Depletion, Depreciation & Amortization $875 – $950 Interest Expense $235 – $245 Capital Expenditures8 $275 – $325 NOTES: 1. Based on committed and priced coal shipments as of July 17, 2013. 2. Actual average per ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per ton realizations. 3. Contain estimates of future coal shipments based upon contract terms and anticipated delivery schedules. Actual coal shipments may vary from these estimates. 4. Eastern shipments in 2013 include an estimated 0.5 to 1.0 million tons of brokered coal. 5. The 2013 shipment range for Eastern steam coal reflects the impact of anticipated longwall moves at the Cumberland mine in September/October and at the Emerald mine in September/October. 6. As of July 17, 2013, compared with the midpoint of shipment guidance range. 7. In 2013, committed and unpriced Eastern tons include approximately 1.4 million tons of metallurgical coal subject to market pricing, approximately 0.1 million tons of steam coal tons subject to market pricing, and approximately 0.1 million tons of steam coal subject to average indexed pricing estimated at approximately $35 per ton. 8. Includes the annual bonus bid payment on the Federal Lease by Application for the Belle Ayr mine of $42 million.

25 Reconciliation of Adjusted EBITDA June 30, 2013 March 31, 2013 June 30, 2012 2013 2012 Net loss $ (185,681) $ (110,788) $ (2,234,656) $ (296,469) $ (2,263,422) Interest expense 60,953 59,401 46,534 120,354 91,968 Interest income (1,099) (1,026) (1,324) (2,125) (2,421) Income tax benefit (89,527) (76,358) (449,798) (165,885) (493,583) Depreciation, depletion and amortization 214,716 239,013 272,850 453,729 558,622 Amortization of acquired intangibles, net 3,591 (5,431) (17,286) (1,840) (52,798) EBITDA 2,953 104,811 (2,383,680) 107,764 (2,161,634) Goodwill impairment - - 1,525,332 - 1,525,332 Asset impairment and restructuring 11,265 11,076 1,010,878 22,341 1,014,934 Change in fair value and settlement of derivative instruments (10,974) 5,168 (8,032) (5,806) (43,966) Merger related expense (benefit) 6,432 (3,531) 41,898 2,901 59,607 Provision for regulatory costs 25,000 - - 25,000 - Loss on assets contributed to equity affiliate 8,495 - - 8,495 - Loss on early extinguishment of debt 33,197 - - 33,197 - Impact of write-off of weather-related property damage - - - - 2,300 Adjusted EBITDA $ 76,368 $ 117,524 $ 186,396 $ 193,892 $ 396,573 This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission. Three Months Ended Six Months Ended June 30, Alpha Natural Resources, Inc. and Subsidiaries Reconciliation of EBITDA and Adjusted EBITDA to Net Loss (In Thousands) (Unaudited)

26 Reconciliation of Adjusted Income June 30, 2013 March 31, 2013 June 30, 2012 2013 2012 Net loss $ (185,681) $ (110,788) $ (2,234,656) $ (296,469) $ (2,263,422) Goodwill impairment - - 1,525,332 - 1,525,332 Asset impairment and restructuring 11,265 11,076 1,010,878 22,341 1,014,934 Change in fair value and settlement of derivative instruments (10,974) 5,168 (8,032) (5,806) (43,966) Merger related expense (benefit) 6,432 (3,531) 41,898 2,901 59,607 Provision for regulatory costs 25,000 - - 25,000 - Loss on assets contributed to equity affiliate 8,495 - - 8,495 - Loss on early extinguishment of debt 33,197 - - 33,197 - Impact of write-off of weather-related property damage - - - - 2,300 Amortization of acquired intangibles, net 3,591 (5,431) (17,286) (1,840) (52,798) Estimated income tax effect of above adjustments (26,120) (2,677) (405,321) (28,797) (388,118) Discrete tax charge from valuation allowance adjustment 5,601 2,083 21,300 7,684 22,754 Discret tax charge from state statutory tax rate and apportionment change, net of federal tax impact - - (6,397) - (6,397) Adjusted net loss $ (129,194) $ (104,100) $ (72,284) $ (233,294) $ (129,774) Weighted average shares--diluted 220,840,989 220,741,805 220,295,415 220,791,668 220,040,698 Adjusted diluted loss per common share $ (0.59) $ (0.47) $ (0.33) $ (1.06) $ (0.59) This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission. Three Months Ended Six Months Ended June 30, Alpha Natural Resources, Inc. and Subsidiaries Reconciliation of Adjusted Net Loss to Net Loss (In Thousands Except Shares and Per Share Data) (Unaudited)